UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material under Rule 14a-12
JBT MAREL CORPORATION
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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Overview of JBT Marel Annual Stockholder Meeting ANNUAL STOCKHOLDER MEETING OVERVIEW 2 ▪ JBT Marel Corporation’s annual stockholder meeting will be held on Thursday, May 15 at 9:30 AM CT / 14:30 GMT ▪ Meeting will be conducted virtually via webcast at www.virtualshareholdermeeting.com/JBTM2025 ▪ Stockholders wishing to vote shares listed on Nasdaq Iceland will provide voting instructions for stockholder meeting proposals via a web-based platform to be provided by Lumi in accordance with instructions published via MFN ▪ Deadline to vote Nasdaq Iceland listed shares via Lumi platform is Thursday, May 8 at 23:59 GMT ▪ Voting instructions received on the Lumi platform will be transmitted to the account holder for Nasdaq Iceland listed shares of JBT Marel with JBT Marel’s stock transfer agent & to the tabulator for the Annual Meeting ▪ Shareholders wishing to vote shares listed on New York Stock Exchange (NYSE) should follow the instructions sent from their banks, brokers, or other intermediaries ▪ JBT Marel stockholders with shares listed on Nasdaq Iceland and or NYSE are encouraged to communicate with their banks, brokers, stock exchanges, or other intermediaries if they have questions or concerns about the transmission of their votes ANNUAL STOCKHOLDER MEETING PROPOSALS 3 Proposal 1 – Board of Director Re-Elections Proposal 2 – Say on Pay Proposal 3 – Auditor Reappointment ▪ One-year term elections for Alan D. Feldman, Lawrence V. Jackson, and Ann E. Savage (final year of staggered de- classification of Board) ▪ Beginning with 2026 annual meeting, the entire Board will be subject to annual reelection ▪ Voting standard: Directors are reelected by majority voting standard ▪ Structured named executive officer compensation program to retain, engage, and attract individuals ▪ Compensation structure aligned to motivate individuals to create long-term stockholder value by achieving certain performance objectives/goals and managing risk ▪ Voting standard: although not binding, Board will fully consider outcome of advisory vote on compensation decisions ▪ Audit Committee has sole authority to appoint and replace independent registered public accounting firm, which reports directly to the Audit Committee ▪ Audit Committee has reappointed PwC as the Company’s independent registered public accounting firm for 2025 and seeks stockholder ratification ▪ Voting standard: at least a majority of votes present at the Annual Meeting virtually or by proxy IMPORTANCE OF PROXY ADVISORS IN VOTING 4 ▪ Institutional Shareholder Services (ISS) and Glass Lewis provide proxy statement proposal analysis to their institutional shareholder clients to bolster the performance of their fiduciary obligations ▪ ISS and Glass Lewis voting recommendations are influential on voting outcomes and most institutional shareholders who utilize them will not vote until they review their recommendations

BOARD OF DIRECTORS WITH DEEP EXPERTISE



● **Alan D. Feldman**
Independent Board Chair, JBT Marel Corporation and former Board Chairman, President and CEO of Midas, Inc.
Board Committees: Compensation & Human Resources
16 years served on legacy JBT Board



● **Lawrence V. Jackson**
Chairman of the Board of SourceMark LLC Board
Board Committees: Compensation & Human Resources / Governance & Sustainability
5 years served on legacy JBT Board



● **Ann E. Savage**
Former member of the Marel Board and Former Head of Food Technical, Food Safety and Risk Management, Gousto
Board Committees: Audit
12 years served on legacy Marel Board



Charles L. Harrington
Former Chairman, Chief Executive Officer, and President of Parsons Corporation
Board Committees: Chair of Governance & Sustainability / Audit
3 years served on legacy JBT Board



Arnar Thor Másson
Former Chairman of Board of Marel & current Board member of Síminn hf.
Board Committees: Compensation & Human Resources / Governance & Sustainability
24 years served on legacy Marel Board



Dr. Olafur S. Gudmundsson
Former member of the Marel Board and current head of Discovery Pharmaceutics and Analytical Sciences of Bristol Myers Squibb
Board Committees: Compensation & Human Resources / Governance & Sustainability
12 years served on legacy Marel Board



Dr. Svafa Gronfeldt
Former member of the Marel Board and current Professor of Practice at Massachusetts Institute of Technology (MIT)
Board Committees: Audit
4 years served on legacy Marel Board



Barbara L. Brasier
Former Senior Vice President and Chief Financial Officer of Herc Holdings
Board Committees: Chair of the Audit Committee / Governance & Sustainability Committee
6 years served on legacy JBT Board



Brian A. Deck
Chief Executive Officer of JBT Marel Corporation
4 years served on legacy Marel Board



Polly B. Kawalek
Former President of PepsiCo's Quaker Foods Division
Board Committees: Chair of the Compensation and Human Resources / Audit
16 years served on legacy JBT Board

JBT Marel
● *Denotes Board of Director re-election included in Proposal 1 of the Annual Meeting of Stockholders*
5

JBT MAREL BOARD OF DIRECTORS OVERVIEW & PRIORITIES

JBT Marel Board Highlights

- All directors are independent except CEO (90%)
- Implementing staggered de-classified Board structure based on feedback from stockholders
- Board and Committees conduct annual self-assessment of performance and independence is assessed annually
- Compensation & Human Resource committee engages third-party support to conduct peer group survey for non-employee director compensation with goal of market median
- Comprehensive nominee selection process managed by the Board's Governance and Sustainability committee
- Engage external recruiting firms to search for candidates with experience and backgrounds that align with Company needs

JBT Marel Key Board Priorities

- ✓ Maintain a strong corporate governance structure, including diversity of experience & perspectives
- ✓ Engage with stockholders to seek input and provide perspective
- ✓ Provide oversight of the company's strategic growth plan
- ✓ Advance Company's ESG journey by providing key oversight of risks and opportunities
- ✓ Align compensation structure to reflect pay-for-performance culture & drive value creation

JBT Marel
6

ADVANCING OUR ESG STRATEGY

- Greatest opportunity to support a sustainable food supply chain and transform the future of food comes from the combined scale of JBT Marel solutions
- Our leading solutions lower food waste, improve food safety & traceability, increase production yields & efficiency, and reduce water/energy usage
- JBT Marel's talented, experienced workforce drives innovation and business performance, enabling our vision to be the leading partner in solutions for a sustainable food industry
- JBT completed its double materiality assessment (DMA) in 2024; in 2025, we will combine legacy JBT and legacy Marel DMAs to support the sustainability and ESG strategy going forward



JBT Marel
7

EXECUTIVE COMPENSATION SETTING IS COMPREHENSIVE & ALIGNS PAY-FOR-PERFORMANCE WITH STRATEGY EXECUTION

Compensation Core Principles

Business Strategy Alignment
Supports business strategy by holding executive officers accountable for leadership, cultural alignment, and long-term/short-term results of the business

Stakeholder Engagement & Value Creation
Provides significant at-risk, equity-based compensation and encourages a culture of stock ownership and a mindset for stock price growth

Pay for Performance Alignment
At-risk variable compensation places strong emphasis on results; awards with meaningful upside opportunity for exceptional performance and downside risk for underperformance

Competitiveness and Retention
Competitive pay opportunities that attract and retain highest caliber talent – maintain pay targets & program design that align compensation with external market practices

Multi-Step Compensation Setting Process

- ✓ Ongoing engagement with our stockholders via direct outreach & say on pay voting analysis
- ✓ Annual review of peer group compensation, with engagement of independent consultant, provides insight on market pay & design with goal to target market median for all compensation metrics
- ✓ Board Compensation and Human Resources Committee makes all final compensation decisions for executive officers, and all members of Committee are independent

JBT Marel
8

EXECUTIVE COMPENSATION PROGRAM / PRACTICES ARE BASED ON INDUSTRY BEST PRACTICES 9 What We Do: Executive Compensation What We Do Not Do: Executive Compensation ✓High percent of compensation tied to performance with competitive caps on all incentive plan payouts Make payouts when financial metrics are below threshold performance measures ✓Performance metrics designed to promote achievement of stretch objectives and alignment with value creation  Encourage excessive risk taking ✓Generally target 50th percentile or median level of market for all elements of executive officer compensation against an appropriate peer group  Give excessive or high-value perquisites to executives ✓Each executive officer is required to comply with stock ownership guidelines, requiring a meaningful investment in Company’s long-term prospects  Pay dividends on performance-based restricted stock until performance goals and vesting requirements are met ✓Incentive compensation awards to executive officers are subject to mandatory clawback in accordance with SEC regulations in cases of financial statement restatements  Allow our directors, executive officers, or other employees to engage in any hedging or pledging transactions involving Company securities ✓Annual incentive program design includes strategic initiatives and operational objectives that are key to business success  Provide excise tax gross-up provisions or single-trigger change-in-control severance benefits 2024 CEO AND OTHER NAMED EXECUTIVE OFFICERS (NEO) COMPENSATION STRUCTURE 10 CEO Compensation Mix Other NEOs Compensation Mix 16% - Base Salary ▪ Fixed cash component 17% - Annual Management Incentive Plan (MIP) ▪ Variable cash bonus payments (% of salary) ▪ Payouts based on achievement of annual performance metrics: adjusted EBITDA, adjusted EBITDA margin, and free cash flow conversion 34% - Base Salary ▪ Fixed cash component 22% - Annual Management Incentive Plan (MIP) ▪ Variable cash bonus payments (% of salary) ▪ Payouts based on achievement of annual performance metrics: adjusted EBITDA, adjusted EBITDA margin, and free cash flow conversion 44% - Long-Term Equity Incentive (LTIP) ▪ Incentive to drive long-term performance with strong business strategy execution and stock price performance (performance based: ROIC, EPS, TSR) ▪ 60% performance-based RSUs and 40% time-based RSUs 67% - Long-Term Equity Incentive (LTIP) ▪ Incentive to drive long-term performance with strong business strategy execution and stock price performance (performance based: ROIC, EPS, TSR) ▪ 60% performance-based RSUs and 40% time-based RSUs Base Salary 16% Performance Based Cash MIP 17% Performance Based LTIP 40% Time-Based LTIP 27% At Risk Compensation 84% Performance-Based Pay 57% Fixed 16% Base Salary 34% Performance Based Cash MIP 22% Performance Based LTIP 27% Time- Based LTIP 17% At Risk Compensation 66% Performance-Based Pay 49% Fixed 34% RECAP: ANNUAL STOCKHOLDER MEETING PROPOSALS 11 We encourage you to speak with your banks, brokers, or intermediaries regarding transmission of your votes Proposal 1 – Board of Director Re-Elections Proposal 2 – Say on Pay Proposal 3 – Auditor Reappointment ▪ One-year term elections for Alan D. Feldman, Lawrence V. Jackson, and Ann E. Savage (final year of staggered de- classification of Board) ▪ Beginning with 2026 annual meeting, the entire Board will be subject to annual reelection ▪ Voting standard: Directors are reelected by majority voting standard ▪ Structured named executive officer compensation program to retain, engage, and attract individuals ▪ Compensation structure aligned to motivate individuals to create long-term stockholder value by achieving certain performance objectives/goals and managing risk ▪ Voting standard: although not binding, Board will fully consider outcome of advisory vote on compensation decisions ▪ Audit Committee has sole authority to appoint and replace independent registered public accounting firm, which reports directly to the Audit Committee ▪ Audit Committee has reappointed PwC as the Company’s independent registered public accounting firm for 2025 and seeks stockholder ratification ▪ Voting standard: at least a majority of votes present at the Annual Meeting virtually or by proxy

INFORMATION FOR JBT MAREL CORPORATION STOCKHOLDERS WITH SHARES LISTED ON NASDAQ ICELAND The following documents are available on JBT Marel Corporation’s website, https://ir.jbtc.com/financials/annual-reports relating to the company’s Annual Meeting of Stockholders taking place on May 15, 2025: • JBT Marel Corporation 2024 Annual Report • JBT Marel Corporation 2025 Proxy Statement Annual Meeting Attendance JBT Marel Corporation’s 2025 Annual Meeting of Stockholders will be held virtually only and will take place at 9:30 a.m. Central Time / 2:30 p.m. GMT on May 15, 2025. Registration to attend the Annual Meeting is required and can be completed at the following website: www.virtualshareholdermeeting.com/JBTM2025. Please note registration through this website will only provide JBT Marel Corporation stockholders whose shares are listed on Nasdaq Iceland access to the virtual meeting. Voting Nasdaq Iceland listed shares requires following the additional instructions provided below. Voting Shares Listed on Nasdaq Iceland at the Annual Meeting Stockholders who held JBT Marel Corporation shares listed on Nasdaq Iceland on March 18, 2025 (the record date for the Annual Meeting of Stockholders) wishing to provide voting instructions for their shares at the Annual Meeting will be required to register and leave voting instructions on this website https://www.lumiconnect.com/meeting/jbtmarelcorporation2025 (the LUMI platform) to have their ownership on the record date and right to vote confirmed and vote their shares. Specifically, stockholders whose shares are listed on Nasdaq Iceland seeking to register to vote at JBT Marel Corporation’s Annual Meeting must provide the requested mandatory information and upload a photo of a valid ID and completed voting instructions on the LUMI platform. A voting instruction form to be completed and uploaded can be downloaded on the website. Persons wishing to vote stock by way of proxy and representing multiple accounts will have to upload a valid power of attorney or proxy, as applicable. If the information uploaded by a stockholder does not permit the company to verify the ownership or authority of a person to vote shares of JBT Marel Corporation, the voting instructions received will not be accepted. Stockholders should take special care to provide the correct email address and mobile phone number during registration to facilitate follow up in the event of an issue with authentication. Registration to vote shares at the Annual Meeting is now open, but will close on May 8, 2025 at 5:00 p.m. GMT. Stockholders are urged to register and vote early in order to allow time to resolve any issues with the validation process. Nasdaq Iceland listed shares may not be voted during the Annual Meeting. Only those votes that are received on the LUMI platform before 11:59 p.m. GMT on May 8, 2025 (cut-off time) will be accepted. Voting instructions received after the cut-off time will not be accepted and, therefore, will not result in those shares being represented at the Annual Meeting for any purpose including the achievement of quorum. JBT Marel Corporation takes no responsibility for stockholders not being able to access the LUMI platform in time for submit voting instructions before the Annual Meeting, due to technical difficulties, inability to validate ownership or authority to vote, or other problems that may arise and prevent them from voting through the platform. JBT Marel Corporation also assumes no responsibility for ensuring that any bank, broker or other intermediary through which a stockholder holding shares listed on Nasdaq Iceland beneficially owns those shares will remit or otherwise honor voting instructions provided via the LUMI platform or that those instructions will result in those shares being considered voted or present at JBT Marel Corporation’s Annual Meeting. Stockholders should direct questions about the transmission of their voting instructions to the bank, broker or other intermediary through which they hold their shares. ** Please note if the shares of JBT Marel Corporation you hold and wish to vote are listed on the NYSE and not on Nasdaq Iceland, then these instructions do not apply. Stockholders holding NYSE listed shares will have already received different instructions for voting those shares through the U.S. proxy voting process.